COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies
COMMITMENTS AND CONTINGENCIES
14.	COMMITMENTS AND CONTINGENCIES

Litigation — Newcastle is, from time to time, a defendant in legal actions from transactions conducted in the ordinary course of business. Management, after consultation with legal counsel, believes the ultimate liability arising from such actions, individually and in the aggregate, which existed at December 31, 2012, if any, will not materially affect Newcastle’s consolidated results of operations or financial position.

Environmental Costs — As a commercial real estate owner, Newcastle is subject to potential environmental costs. At December 31, 2012, management of Newcastle is not aware of any environmental concerns that would have a material adverse effect on Newcastle’s consolidated financial position or results of operations.

Debt Covenants — Newcastle’s debt obligations contain various customary loan covenants.  See Note 11.

Subprime Securitizations — Newcastle has no obligation to repurchase any loans from either of its subprime securitizations. Therefore, it is expected that Newcastle’s exposure to loss is limited to the carrying amount of its retained interests in the securitization entities (Note 6). A subsidiary of Newcastle’s gave limited representations and warranties with respect to the second securitization; however, it has no assets and does not have recourse to the general credit of Newcastle.

Capital Commitment in a Joint Venture – As of December 31, 2012, Newcastle had a capital commitment of $27.3 million related to a 50% investment in a joint venture in connection with the acquisition of Excess MSRs on a portfolio of Ginnie Mae residential mortgage loans, see Note 16.